UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 19, 2010

Kirkland's, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	000-49885	621287151
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2501 McGavock Pike, Suite 1000, Nashville, Tennessee		37214
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	615-872-4800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On November 19, 2010, Kirkland's Inc. (the "Company") issued a press release and conducted a conference call regarding its sales and earnings results for its third fiscal quarter period ended October 30, 2010 (the "Press Release"). A copy of the Press Release and transcript of the conference call conducted by the Company are attached hereto as exhibit 99.1 and exhibit 99.2, respectively, and are being furnished, not filed, under item 2.02 of this Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated November 19, 2010 announcing the Company's third fiscal quarter financial results.

99.2 Transcript of the November 19, 2010 conference call conducted by the Company.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland's, Inc.

November 24, 2010	By:	/s/ W. Michael Madden

Name: W. Michael Madden
Title: Senior Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 19, 2010 announcing the Company's third fiscal quarter financial results
99.2	Transcript of the November 19, 2010 conference call conducted by the Company.